           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, For Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                           CREATIVE TECHNOLOGIES CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)


--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:


--------------------------------------------------------------------------------
(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------
(3) Filing party:

--------------------------------------------------------------------------------
(4) Date filed:

--------------------------------------------------------------------------------


 --------------

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                           CREATIVE TECHNOLOGIES CORP.

                                 170 53RD STREET

                            BROOKLYN, NEW YORK 11232

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD AUGUST 16, 2001

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Creative Technologies Corp. (the "Company") will be held at the offices of the Company, 170 53rd Street, Brooklyn, New York on August 16, 2001 at 10:00 A.M. New York time, to consider the following proposals:

     1. To elect directors, each to serve for a term of one year or until his respective successor is elected and qualifies;

     2 To ratify the appointment of Goldstein Golub Kessler LLP as the Company's independent accountants; and

     3. To transact such other business as may properly come before the meeting.

Shareholders of record on the books of the Company at the close of business on July 5, 2001 will be entitled to vote at the meeting or any adjournment thereof. A copy of the annual report containing the financial statements of the Company for the year 2000 is enclosed.

All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                       By Order of the Board of Directors

                                       David Selengut
                                       Secretary


Dated:  New York, New York
        July 13, 2001

                           CREATIVE TECHNOLOGIES CORP.

                                 170 53RD STREET

                            BROOKLYN, NEW YORK 11232

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 AUGUST 16, 2001

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Creative Technologies Corp. (the "Company") of proxies in the enclosed form for the Annual Meeting of Shareholders to be held at the offices of the Company, 170 53rd Street, Brooklyn, New York on August 16, 2001, at 10:00 A.M. New York time, and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders.

At the Annual Meeting, the Shareholders will vote to:

     1.  Elect the directors of the Company;

     2. Ratify the selection of Goldstein Golub Kessler LLP as the Company's independent auditors; and

     3.  Transact such other business as may properly come before the meeting.

The Company knows of no other matters to be presented at the Annual Meeting. If any additional matters should be properly presented, proxies shall be voted in accordance with the judgment of the proxy holders.

Each shareholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that the shares owned by such shareholder are voted at the Annual Meeting. Any shareholder may revoke a proxy at any time before it is voted by: (i) delivering a written notice to the Secretary of the Company, at the address of the Company set forth above, stating that the proxy is revoked, or (ii) executing a subsequent proxy and delivering it to the Secretary of the Company, or (iii) attending the Annual Meeting and voting in person. Each properly executed proxy returned will be voted as directed. In addition, if no directions are given or indicated, the persons named in the accompanying proxy intend to vote proxies in favor of the foregoing proposals.

The Company will bear the cost of soliciting proxies. Directors, officers and employees of the Company may solicit proxies personally or by telephone, telegram or mail. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of the Common Stock held of record by such persons and the Company will, upon request, reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

The principal executive offices of the Company are located at 170 53rd Street, Brooklyn, New York 11232. The approximate date on which this Proxy Statement and the accompanying form of Proxy will first be sent or given to the Company's shareholders is July 16, 2001.

                                VOTING SECURITIES

Only holders of shares of Common Stock, par value $.09 per share and the holders of shares of 1997 Preferred Stock (the "1997 Preferred Stock"), of record as at the close of business on July 5, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On the record date there were 16,698,831 shares of Common Stock issued and outstanding and 3,500 shares of 1997 Preferred Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the meeting and each share of 1997 Preferred Stock is entitled to 1,000 votes. The holders of the 1997 Preferred Stock along with the holders of the shares of Common Stock vote as one group. The holders of a majority of the votes shall constitute a quorum. The affirmative vote of the holders of the majority of votes present at the Annual Meeting and voting is necessary for the election of directors.

The holders of shares of Common Stock are entitled to receive such dividends, if any, as may be declared, from time to time, by the Board of Directors from funds legally available therefor, subject to the dividend preferences of the Preferred Stock. Upon liquidation or dissolution of the Company, the holders of shares of Common Stock are entitled to share ratably in all assets available for distribution after payment of liabilities and liquidation preferences of the Preferred Stock. Holders of shares of Common Stock have no preemptive rights, no cumulative voting rights and no rights to convert their shares of Common Stock into any other securities.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth, as of June 15, 2001, certain information as to the stock ownership of each person known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, by each director of the Company who owns any shares, and by all officers and directors as a group. This table includes the shares of 1997 Preferred Stock which have the right to cast 1000 votes per share of 1997 Preferred Stock.


                                                            Percentage of
Name of Beneficial           Number of Shares of             Class as of
     Owner                  Common Stock Owned (1)          June 15, 2001
------------------          ----------------------          -------------

Bonnie Septimus (2)              7,165,661                      37.5%
72 Lord Avenue
Lawrence, NY

David Guttmann (3)               7,407,893                      31.3%
170 53rd Street
Brooklyn, NY 11235

Rochelle Guttmann (4)            3,785,714                      22.7%
170 53rd Street
Brooklyn, NY 11235

Abraham Guttmann                 3,853,178                      23.2%
170 53rd Street
Brooklyn, NY 11235

Richard Helfman(5)                 622,777                       2.9%
170 53rd Street
Brooklyn, NY 11235

Lala Bessler (6)                   210,046                       1%
170 53rd Street
Brooklyn, NY 11235

Alan Miller (7)                    794,100                       3.8%

Alan Berger (8)                     57,555                        *

Robert Bruckstein (9)              654,557                       3.2%

All officers and
directors as a
group (7 persons)(10)           13,600,106                      49.1%

*    Represents less than 1%

(1) Except as otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the persons named.

(2) A portion of the Common Stock is owned by Mrs. Septimus as nominee for certain members of her family and shares owned by her husband, as to which she disclaims beneficial interest of. Also includes 1,100,000 shares of Common Stock issuable upon conversion of 1996-A Preferred Stock and 1,324.5 shares of 1997 Preferred Stock, which represents the right to 1,324,500 votes.

(3) A portion of the Common Stock is currently being held by Mr. Guttmann as nominee for certain members of his immediate family. Also includes 4,500,000 shares of Common Stock issuable upon conversion of the 1996 and 1996-A Preferred Stock and the 1,357 shares of 1997 Preferred Stock, which represents the right to 1,357,000 votes. Also includes 1,111,111 shares of Common Stock issuable upon conversion of 200 shares of 2000 Preferred Stock owned by a family partnership. This amount does not include shares owned by his wife, Rochelle Guttmann, listed below, as to which he disclaims beneficial interest of.

(4) Does not include shares held by her husband, David Guttmann, listed above, as to which she disclaims beneficial interest of.

(5)  Includes 600,000 shares issuable upon exercise of stock options.

(6) Includes 2,190 shares owned by her husband as to which she disclaims beneficial interest of and includes 200,000 shares issuable upon exercise of stock options.

(7) Includes 700,000 shares issuable upon exercise of a warrant and 25,000 shares issuable upon exercise of stock options.

(8) Includes 32,555 shares owned by his wife, as to which he disclaims beneficial interest of and includes 25,000 shares issuable upon exercise of stock options.

(9) Includes 300,000 shares issuable upon exercise of a warrant, 25,000 shares issuable upon exercise of stock options and 200 shares of 1997 Preferred Stock, which represents the right to 200,000 votes. Half of such Preferred Stock is owned by Dr. Brukstein's wife as to which he disclaims beneficial interest of.

(10) Includes the shares described in footnotes (3), (5), (6), (7), (8) and (9) above.

                            DIRECTORS OF THE COMPANY

              Name                Age    Title
              ----                ---    -----

              David Guttmann       53    Chairman of the Board

              Richard Helfman      53    Director and President of the Company
                                         and IHW

              Lala Bessler         52    Director and President of Ace

              Alan Miller          39    Director

              Abraham Guttmann     51    Director

              Alan Berger          33    Director

              Robert Bruckstein    53    Director

     David Guttmann has been a Director and Chief Executive Officer of the Company since May 1994 and Chairman of the Board since May 1997. From June 1983 until May 1994, Mr. Guttmann was Chief Executive Officer of Applied Microbiology Inc., and was its chairman until October 1995.

     Richard Helfman has been a Director of the Company since April 1990 and President since March 1990. He has also been President of IHW, Inc. since July, 1997. From May 1987 to June 1989, Mr. Helfman was a commercial lending officer at The First New York Bank for Business, and from 1979 until May 1987, was a commercial lending officer at Extebank.

     Lala Bessler has been a Director of the Company since December 1998 and President of Ace Surgical Supply Co., Inc. since 1986.

     Alan Miller has been a Director of the Company since December 2000. He has been President of Miller Consulting for more than the past five years. He is also a director and member of the compensation committee of Encore Marketing Incorporated.

     Abraham Guttmann has been a Director of the Company since December 2000. He has been Vice President in charge of operations since March 1993.

     Alan Berger has been a Director of the Company since December 2000. He has been the Chief Operating Officer of Pagetalk Inc. since August 1999 and Chief Operating Officer of Bill's Internet Yellow Pages, Inc. from July 1996 until August 1999.

     Robert Bruckstein has been a Director of the Company since December 2000. He has been a physician in private practice since 1975.

     Each of the Company's Directors has been elected to serve until the next annual meeting of the stockholders. The Company's executive officers are appointed annually by the Company's Directors. Each of the Company's Directors and Officers continues to serve until his successor has been elected and qualified.

     To the Company's knowledge, there were no delinquent 16(a) filers for transactions in the Company's securities during the year ended December 31, 2000.

                        BOARD OF DIRECTORS AND COMMITTEES

     During the year ended December 31, 2000, there were four (4) meetings of the Board of Directors. All directors attended at least 75% of these meetings.

     In December 2000, the Board of Directors has designated from among its members an Audit Committee, which consists of Mr. Alan Miller, Mr. Alan Berger and Mr. David Guttmann. Mr. Miller and Berger are independent members but Mr. Guttmann is not independent since he is an executive officer and principle shareholder of the Company. The Audit Committee, which reviews the Company's financial and accounting practices and controls, held one meeting in February 2001. The responsibilities of the Audit Committee are outlined in a written charter, which is included as Annex A of this Proxy Statement. The Company does not have a nominating committee. The Company intends to establish a compensation committee but has not done so to date.

                          REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of Creative Technologies Corp.

     We are responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending the appointment or discharge of independent accountants to the Board of Directors and confirming the independence of the accountants. It is also our responsibility for reviewing and approving the scope of the planned audit, the results of the audit and the accountant's compensation for performing such audit; reviewing the Company's audited financial statements; and reviewing the Company's internal accounting controls and discussing such controls with the independent accountants.

     We were designated as members of the Audit Committee on December 21, 2000 and adopted a written charter at that time, a copy of which is attached to this proxy statement as Annex A.

     In connection with the audit of the Company's financial statements for the year ended December 31, 2000, we met with representatives from Goldstein Golub Kessler LLP, the Company's independent certified public accountants as required by Statements on Auditing Standards 61. In addition, we have reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2000.

     Specifically, we have discussed with the independent certified public accountants the matters required to be discussed by Statements on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. In connection with the Company's year ended 2000 financial statements, there was one meeting with the independent certified public accountants and management. All audit committee members attended at least 75% of these meetings.

     The Audit Committee has been informed that Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services, Inc.
(TBS) from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, Goldstein Golub Kessler LLP has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

     The independent certified public accountants' fees for audit services and non-audit services for the year ended December 31, 2000 were $48,000 and $18,000, respectively. We have received the written disclosures and the letter from the independent certified public accountants required by Independence Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as amended, by the Independence Standards Board, and have discussed with the public accountants the accountants' independence.

     Based on the review and discussion referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual report on Form 10-KSB for the years ended December 31, 2000.

                                                      Alan Miller
                                                      Alan Berger
                                                      David Guttmann

                             EXECUTIVE COMPENSATION

     The compensation paid to the Company's Chief Executive Officer and to each of the other executive officers whose total compensation exceeded $100,000 during each of the proceeding three fiscal years are as follows:

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------
                                     Annual                         Long-Term
                                     Compensation                   Compensation

                                                    Other Annual    Awards
Name and Principal           Year    Salary         Compensation    Options
Position                             ($)            ($)             (#)
--------------------------------------------------------------------------------
David Guttmann,
Chief Executive Officer      2000    $200,660
--------------------------------------------------------------------------------
                             1999    $143,160
--------------------------------------------------------------------------------
                             1998    $106,333
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Richard Helfman,
President                    2000    $180,000
--------------------------------------------------------------------------------
                             1999    $180,000
--------------------------------------------------------------------------------
                             1998    $126,485
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lala Bessler                 2000    $128,065
--------------------------------------------------------------------------------
                             1999    $117,625
--------------------------------------------------------------------------------
                             1998    $116,406
--------------------------------------------------------------------------------
Abraham Guttmann             2000    $200,271
--------------------------------------------------------------------------------

                              OPTION GRANTS IN 2000

--------------------------------------------------------------------------------
                       Percent of Total
           Options     Options Granted to           Exercise        Expiration
Name       Granted     Employees in Fiscal Year     Price           Date
(a)        (b)         2000                         $
--------------------------------------------------------------------------------

                         NONE



       AGGREGATED OPTION EXERCISES IN 2000 AND FOR YEAR-END OPTION VALUES

--------------------------------------------------------------------------------
                                                  Number of        Value of
                                                  Unexercised      Unexercised
                                                  Options          in-the-Money
                                                  at Fiscal        Options
                                                  Year-End         at Fiscal
                                                  (#)              Year-End ($)

                       Shares          Value
                       Acquired on     Realized   Exercisable/     Exercisable/
Name                   Exercise (#)    ($)        Unexercisable    Unexercisable
(a)                    (b)             (c)        (d)              (e)
--------------------------------------------------------------------------------
David Guttmann         -0-             -0-        -0-              -0-
--------------------------------------------------------------------------------
Richard Helfman        -0-             -0-        -0-              -0-
--------------------------------------------------------------------------------
Lala Bessler           -0-             -0-        -0-              -0-
--------------------------------------------------------------------------------
Abraham Guttmann       -0-             -0-        -0-              -0-
--------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Barry Septimus and David Guttmann personally guaranteed certain indebtedness of the Company in the amount of $2,639,000 as of December 31, 2000.

     The Company's executive offices and warehouse at 170 53rd Street, Brooklyn, NY are subleased on a month-to-month basis at a cost of $13,200 per month inclusive of real estate taxes from a Company owned by the Company's principal stockholders. Rent and expenses inclusive of real estate taxes for the Brooklyn facility for 2000 was $158,000.

     In December 1996, the Company obtained a line of credit from Century Business Credit Corporation ("Century"). During 2000 Wells Fargo Credit Corporation ("Wells") bought the division from Century. David Guttmann guarantees up to $1,000,000 of the Company's obligations to Wells.

     In November 2000, Diel Holding Co. L.P., a family partnership of David Guttmann, purchased 200 shares of 2000 Preferred Stock for $1,000 per share.

     In October 2000, Mr. Miller and Dr. Bruckstein purchased 700,000 and 300,000 warrants, respectively, each exercisable for ten years to purchase one share of Common Stock for $0.18.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     At the Annual Meeting, seven Directors will be elected by the shareholders to serve until the next annual meeting of the shareholders or until their successors are elected and shall qualify. The accompanying form of Proxy will be voted for the re-election as Directors of Lala Bessler, Richard Helfman, Abraham Guttmann, Alan Miller, Alan Berger, Robert Bruckstein and David Guttmann, unless the Proxy contains contrary instructions. See "Directors of the Company" for a description of such nominees' business experience. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                                   PROPOSAL 2

     APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors intends to appoint Goldstein Golub Kessler LLP, independent public accountants, to audit the accounts of the Company for the fiscal year ending December 31, 2001. Goldstein Golub Kessler LLP was initially appointed by the Board of Directors in 1997 in connection with the audit of the Company's accounts for the fiscal year ended December 31, 1997 and was subsequently reappointed to audit the Company's accounts for fiscal year ended December 31, 1998 through 2000. Goldstein Golub Kessler LLP has advised the Company that neither the firm nor any of its members or associates has any direct financial interest in the Company other than as auditors. Although the selection and appointment of independent auditors is not required to be submitted to a vote of shareholders, the Directors deem it desirable to obtain the shareholders' ratification and approval of this appointment.

     Representatives of Goldstein Golub Kessler LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     Approval of the proposal requires the affirmative vote of the holders of a majority of the Common Stock and the 1997 Preferred Stock, voting as a group, with respect thereto. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint other independent auditors of the Company for the next fiscal year.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE
                           APPOINTMENT OF THE AUDITORS

The Company will provide without charge to each person being solicited by this Proxy Statement, on written request of any such person, a copy of the Annual Report of the Company on Form 10-KSB for the year ended December 31, 2000 (as filed with the Securities and Exchange Commission), including financial statements. All such requests should be directed to Henry Lam at Creative Technologies Corp., 170 53rd Street, Brooklyn, New York 11232.

All proposals of shareholders intended to be included in the proxy statement to be presented in the 2002 Annual Meeting materials must be received by the Company's executive offices in Brooklyn, New York, no later than March 22, 2001.

                                        By Order of the Board of Directors

                                        David Selengut
                                        Secretary


Dated: July 13, 2001

APPENDIX A

                    CHARTER AND POWERS OF THE AUDIT COMMITTEE


RESOLVED, that the membership of the Audit Committee shall consist of at least two members of the board of directors, a majority of whom (i.e.: two independent, if Committee consists of two or three members) shall be independent directors (subject to the Company's remaining a small business filer under SEC rules), who shall serve at the pleasure of the board of directors.

     An "independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

     (1) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

     (2) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

     (3) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

     (4) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

     (5) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

RESOLVED, THAT THE CHARTER AND POWERS OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS (THE "AUDIT COMMITTEE") SHALL BE:

     (1) Assisting the Board of Directors in the oversight of the maintenance by management of the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company.

     (2) Assisting the Board of Directors in the oversight of the establishment and maintenance by management of processes to assure that an adequate system of internal control is functioning within the Company.

     (3) Assisting the Board of Directors in the oversight of the establishment and maintenance by management of process to assure compliance by the Company with all applicable laws, regulations and Company policy.

RESOLVED, THAT THE AUDIT COMMITTEE SHALL HAVE THE FOLLOWING SPECIFIC POWERS AND
DUTIES:

     (1) Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants;

     (2) Reviewing the performance of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

     (3) Ensuring its receipt from the independent accountants of a formal written statement delineating all relationships between the independent accountants and the Company consistent with Independence Standards Board Standard;

     (4) Actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for taking or recommending that the Board of Directors take appropriate action to oversee the independence of the outside auditor;

     (5) Selecting, evaluating and, where appropriate, replacing the independent auditors (or nominating independent auditors to be proposed for shareholder approval in any proxy statement), which independent auditors shall ultimately be accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders;

     (6) Conferring with the independent accountants concerning the scope of their examinations of the books and records of the Company and its subsidiaries: reviewing and approving the independent accountants' annual engagement letter: reviewing and approving the Company's internal annual audit plans and procedures: and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

     (7) Reviewing with management, the independent accountants significant risks and exposures, audit activities and significant audit findings;

     (8) Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

     (9) Reviewing the Company's audited annual financial statements and the independent accountants opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof;

     (10) Reviewing the adequacy of the Company's systems of internal control;

     (11) Obtaining from the independent accountants their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient;

     (12) Providing an independent, direct communication between the Board of Directors, and independent accountants;

     (13) Reviewing the adequacy of internal controls and procedures related to executive travel and entertainment;

     (14) Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts;

     (15) Reporting through its Chairman to the Board of Directors following the meetings of the Audit Committee;

     (16) Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities;

     (17) Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities; and

     (18) Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.

                                      PROXY
                                      -----

                             THIS PROXY IS SOLICITED

                       ON BEHALF OF THE BOARD OF DIRECTORS



                           CREATIVE TECHNOLOGIES CORP.
                                 170 53RD STREET
                            BROOKLYN, NEW YORK 11232



The undersigned hereby appoints David Selengut and Henry Lam as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Shares of Creative Technologies Corp. held of record by the undersigned on July 5, 2001 at the Annual Meeting of Shareholders to be held on August 16, 2001 or any adjournment thereof.

1.   Election of Directors
                FOR ALL NOMINEES LISTED BELOW
                                        (except as marked to the contrary below)

     WITHHOLD AUTHORITY

                                        to vote for all nominees below



                   (INSTRUCTION: To withhold authority to vote
                    for any individual nominee strike a line
                  through the nominee's name in the list below)

   Lala Bessler, Richard Helfman, Abraham Guttmann, Alan Miller, Alan Berger,
                      Robert Bruckstein and David Guttmann

2. To ratify the appointment of Goldstein Golub Kessler LLP as the independent auditors for the Company for the fiscal year ending December 31, 2001.

                              FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

     Please sign exactly as name appears below. When Shares are held by joint tenants, both must sign.

                                                         Dated:           , 2001
                                                               -----------

                                                                       Signature

                                                       Signature if held jointly

When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.